Exhibit 99.9(a)

                                                                EXECUTION COPY


               ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

      THIS ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT (this "Assignment"), dated as of January 1, 2007, is entered into among Morgan Stanley Capital I Inc., a Delaware corporation (the "Depositor"), Morgan Stanley Mortgage Capital Inc. ("MSMCI"), PHH Mortgage Corporation (formerly known as Cendant Mortgage Corporation) as a seller ("PHH" and, in such capacity, a "Seller") and servicer (in such capacity, the "Servicer"), Bishop's Gate Residential Mortgage Trust ("Bishop's Gate" and a "Seller" and, together with PHH, the "Sellers") and acknowledged by LaSalle Bank National Association, as trustee (the "Trustee") of Morgan Stanley Mortgage Loan Trust 2007-1XS (the "Trust"), and Wells Fargo Bank, National Association, as master servicer (or any successor servicer, the "Master Servicer").

                                   RECITALS

      WHEREAS MSMCI, the Sellers and the Servicer have entered into a certain Third Amended and Restated Mortgage Loan Flow Purchase, Sale & Servicing Agreement, dated as of January 1, 2006 (as amended or modified to the date hereof, the "Agreement"), pursuant to which MSMCI has acquired certain Mortgage Loans pursuant to the terms of the Agreement and the Servicer has agreed to service such Mortgage Loans;

      WHEREAS the Depositor has agreed, on the terms and conditions contained herein, to purchase from MSMCI certain of the Mortgage Loans (the "Specified Mortgage Loans") which are subject to the provisions of the Agreement and are listed on the mortgage loan schedule attached as Exhibit I hereto (the "Specified Mortgage Loan Schedule"); and

      WHEREAS the Trustee, on behalf of the Trust, has agreed, on the terms and conditions contained herein, to purchase from the Depositor the Specified Mortgage Loans;

      NOW, THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties agree as follows:

      1.    Assignment and Assumption

      (a) On and of the date hereof, MSMCI hereby sells, assigns and transfers to the Depositor all of its right, title and interest in the Specified Mortgage Loans and all rights and obligations related thereto as provided under the Agreement to the extent relating to the Specified Mortgage Loans, the Depositor hereby accepts such assignment from MSMCI (the "First Assignment and Assumption"), and the Sellers hereby acknowledge the First Assignment and Assumption.

            MSMCI specifically reserves and does not assign to the Depositor hereunder any and all right, title and interest in, to and under and all obligations of MSMCI with respect to any Mortgage Loans subject to the Agreement which are not the Specified Mortgage Loans.

      (b) On and of the date hereof, immediately after giving effect to the First Assignment and Assumption, the Depositor hereby sells, assigns and transfers to the Trustee, on behalf of the Trust, all of its right, title and interest in the Specified Mortgage Loans and all rights and obligations related thereto as provided under the Agreement to the extent relating to the Specified Mortgage Loans, and the Trustee, on behalf of the Trust, hereby accepts such assignment from the Depositor (the "Second Assignment and Assumption"), and the Sellers hereby acknowledge the Second Assignment and Assumption.


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      (c)   On and as of the date hereof, MSMCI represents and warrants to the
Depositor and the Trustee that MSMCI has not taken any action that would serve to impair or encumber the respective ownership interests of the Depositor and the Trustee in the Specified Mortgage Loans since the date of MSMCI's acquisition of the Specified Mortgage Loans.

      2.    Recognition of Trustee

      (a) From and after the date hereof, both MSMCI and the Sellers shall note the transfer of the Specified Mortgage Loans to the Trustee, in their respective books and records and shall recognize the Trustee, on behalf of the Trust, as of the date hereof, as the owner of the Specified Mortgage Loans, and Servicer shall service the Specified Mortgage Loans for the benefit of the Trust pursuant to the Agreement, the terms of which are incorporated herein by reference. It is the intention of the Sellers, the Servicer, the Depositor, the Trustee and MSMCI that this Assignment shall be binding upon and inure to the benefit of the Depositor, the Trustee and MSMCI and their respective successors and assigns.

      (b) Without in any way limiting the foregoing, the parties confirm that this Assignment includes the rights relating to amendments or waivers under the Agreement. Accordingly, the right of MSMCI to consent to any amendment of the Agreement and its rights concerning waivers as set forth in
Section 12.07 of the Agreement shall be exercisable, to the extent any such amendment or waiver affects the Specified Mortgage Loans or any of the rights under the Agreement with respect thereto (other than the servicing of the Specified Mortgage Loans, which shall be enforced by the Master Servicer) by the Trustee as assignee of MSMCI.

      (c)   It is expressly understood and agreed by the parties hereto that
(i) this Assignment is executed and delivered by LaSalle Bank National Association, not individually or personally but solely on behalf of the Trust, as the assignee, in the exercise of the powers and authority conferred and vested in it, as Trustee, pursuant to the pooling and servicing agreement dated as of the date hereof among the Depositor, the Master Servicer, Wells Fargo Bank, National Association, as securities administrator, and the Trustee (the "Pooling and Servicing Agreement") for the Morgan Stanley Mortgage Loan Trust 2007-1XS, Mortgage Pass-Through Certificates, Series 2007-1XS, (ii) each of the representations, undertakings and agreements herein made on the part of assignee is made and intended not as personal representations, undertakings and agreements by LaSalle Bank National Association but is made and intended for the purpose of binding only the Trust, (iii) nothing herein contained shall be construed as creating any liability for LaSalle Bank National Association, individually or personally, to perform any covenant (either express or implied) contained herein, (iv) under no circumstances shall LaSalle Bank National Association be personally liable for the payment of any indebtedness or expenses of the Trust, or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Assignment and (v) all recourse for any payment liability or other obligation of the assignee shall be had solely to the assets of the Trust.

      3.    Representations and Warranties

      (a) The Depositor represents and warrants that it is a sophisticated investor able to evaluate the risks and merits of the transactions contemplated hereby, and that it has not relied in connection therewith upon any statements or representations of the Sellers or MSMCI other than those contained in the Agreement or this Assignment.

      (b) Each of the parties hereto represents and warrants that it is duly and legally authorized to enter into this Assignment.


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      (c)   Each of the Depositor, MSMCI, Servicer and the Sellers represents and warrants that this Assignment has been duly authorized, executed and delivered by it and (assuming due authorization, execution and delivery thereof by each of the other parties hereto) constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

      (d) Each Seller hereby restates, as of the Closing Date (as defined in the Pooling and Servicing Agreement referred to below), the representations and warranties set forth in the Agreement, other than the representations and warranties contained in Sections 3.03(4), (20), (21), (25), (31) or (58) of the Agreement, with respect to each of the Specified Mortgage Loans that were sold by it under the Agreement, to and for the benefit of the Depositor, the Trustee and the Trust, and by this reference incorporates such representations and warranties herein, as of such Closing Date.

      (e) The Servicer hereby represents and warrants to the Assignee that, to the extent the Mortgage Loans will be part of a REMIC, the Servicer shall service the Mortgage Loans and any real property acquired upon default thereof (including, without limitation, making or permitting any modification, waiver or amendment of any term of any Mortgage Loan) in accordance with the Servicing Agreement, but in no event in a manner that would (a) cause the REMIC to fail or qualify as a REMIC or (b) result in the imposition of a tax upon the REMIC (including, but not limited to, the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code, the tax on contributions to a REMIC set forth in Section 860G(d) of the Code and the tax on "net income from foreclosure property" as set forth in Section 860G(c) of the Code).

      4. The Servicer hereby acknowledges that Wells Fargo Bank, National Association has been appointed as the Master Servicer of the Specified Mortgage Loans pursuant to the Pooling and Servicing Agreement and, therefore, has the right to enforce all obligations of the Servicer under the Agreement. Such rights will include, without limitation, the right to terminate the Servicer under the Agreement upon the occurrence of an event of default thereunder, the right to receive all remittances required to be made by the Servicer under the Agreement, the right to receive all monthly reports and other data required to be delivered by the Servicer under the Agreement, the right to examine the books and records of the Servicer, indemnification rights and the right to exercise certain rights of consent and approval relating to actions taken by MSMCI. The Servicer shall make all distributions under the Agreement to the Master Servicer by wire transfer of immediately available funds to:

            Wells Fargo Bank, National Association
            ABA Number:  121-000-248
            Account Name:  Corporate Trust Clearing
            Account number:  3970771416
            For further credit to:  50981200, MSM 2007-1XS

      The Servicer shall deliver all reports required to be delivered under the Agreement to the Master Servicer at the following address:

            Wells Fargo Bank, National Association
            9062 Old Annapolis Road
            Columbia, Maryland 21045
            Attention: Client Manager, MSM 2007-1XS
            Office Number: (410) 884-2000


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            Telecopier: (410) 715-2380

      For the avoidance of doubt, the parties to this Assignment hereby acknowledge that the Master Servicer shall have no obligation for enforcing or overseeing the Servicer's activities pursuant to Sections 5.18(c) and (d) of the Agreement.

      5.    Amendments to the Agreement

      The parties to this Assignment hereby agree to amend the Agreement, solely with respect to the Specified Mortgage Loans, as follows:

      (a)   The term "Indemnified Party" is added as a new defined term in
      Section 1.01 and shall have the following meaning:

            "Indemnified Party: each Party (other than each Seller and the Servicer) described in the first sentence of Section 13.07(a) hereof."

      (b) The definition of "Permitted Investments" in Section 1.01 shall have the meaning of such term as defined in the Pooling and Servicing Agreement.

      (c) The definition of "Remittance Date" in Section 1.01 is hereby amended and restated in its entirety as follows:

            "Remittance Date: No later than 2:00 p.m. New York time on the 18th day of each month (or, if such 18th day is not a Business Day, the following Business Day)."

      (d) The definition of "Servicing Criteria" in Section 1.01 is hereby amended and restated in its entirety as follows:

            "Servicing Criteria: The "servicing criteria" set forth in Item 1122(d) of Regulation AB for which the Servicer is responsible as identified on Exhibit 14 attached hereto."

      (e) The penultimate paragraph of Section 3.05 of the Agreement is hereby amended and restated as follows:

                  "With respect to any Mortgage Loans sold in a Securitization
            Transaction where the Servicer remains as the servicer, the Servicer agrees that on or before March 1st each year following the year such Securitization Transaction occurs, the Servicer shall deliver, and shall cause each subservicert to deliver, to the depositor and the trustee, a certification in the form attached as Exhibit 11 hereto, executed by a senior officer of the Servicer in charge of servicing for use in connection with any Form 10-K to be filed with the Securities and Exchange Commission with respect to the securitization trust. The obligation to provide such certification will terminate to the extent the related securitization trust's obligation to file reports under the Exchange Act, terminates."


      (f) The following is inserted after the first sentence of the first paragraph of Section 5.04: "The Collection Account shall be an Eligible Account."


      (g) The second paragraph of Section 5.13 of the Agreement is hereby amended and restated in its entirety as follows:


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                  "With respect to any REO Property, the Trustee's name shall be placed on the title to such REO Property solely as the Trustee hereunder and not in its individual capacity. The Servicer shall ensure that the title to such REO Property references the Agreement and the Purchaser's (or its designee's) capacity thereunder. Pursuant to its efforts to sell such REO Property, the Servicer shall either itself or through an agent selected by the Servicer protect and conserve such REO Property in the same manner and to such extent as is customary in the locality where such REO Property is located and may, incident to its conservation and protection of the interests of the Purchaser, or its designee, rent the same, or any part thereof, as the Servicer deems to be in the best interest of the Purchaser, or its designee, for the period prior to the sale of such REO Property. The Servicer shall prepare for and deliver to the Purchaser, or its designee, a statement with respect to each REO Property that has been rented showing the aggregate rental income received and all expenses incurred in connection with the maintenance of such REO Property at such times as is necessary to enable the Purchaser, or its designee, to comply with the reporting requirements of the REMIC Provisions. The net monthly rental income, if any, from such REO Property shall be deposited in the Certificate Account no later than the close of business on each Determination Date. The Servicer shall perform the tax reporting and withholding required by Sections 1445 and 6050J of the Code with respect to foreclosures and abandonments, the tax reporting required by
            Section 6050H of the Code with respect to the receipt of mortgage interest from individuals and any tax reporting required by
            Section 6050P of the Code with respect to the cancellation of indebtedness by certain financial entities, by preparing such tax and information returns as may be required, in the form required, and delivering the same to the Purchaser, or its designee, for filing.

                  In the event that the Purchaser, or its designee, acquires any Mortgaged Property as aforesaid or otherwise in connection with a default or imminent default on a Mortgage Loan, the Servicer shall dispose of such Mortgaged Property as soon as practicable in a manner that maximizes the Liquidation Proceeds thereof, but in no event later than three years after its acquisition by the Purchaser, or its designee. In that event, the Purchaser, or its designee, shall have been supplied with an Opinion of Counsel to the effect that the holding by the Purchaser, or its designee, of such Mortgaged Property subsequent to a three-year period, if applicable, will not result in the imposition of taxes on "prohibited transactions" of any REMIC as defined in section 860F of the Code or cause any REMIC to fail to qualify as a REMIC at any time, the Purchaser, or its designee, may continue to hold such Mortgaged Property (subject to any conditions contained in such Opinion of Counsel) after the expiration of such three-year period. Notwithstanding any other provision of this Agreement, no Mortgaged Property acquired by the Purchaser, or its designee, shall be rented (or allowed to continue to be rented) or otherwise used for the production of income by or on behalf of the Purchaser, or its designee, in such a manner or pursuant to any terms that would (i) cause such Mortgaged Property to fail to qualify as "foreclosure property" within the meaning of section 860G(a)(8) of the Code or (ii) subject any REMIC to the imposition of any federal, state or local income taxes on the income earned from such Mortgaged Property under Section 860G(c) of the Code or otherwise, unless the Servicer has agreed to indemnify and hold harmless the Purchaser, or its designee, with respect to the imposition of any such taxes."

      (h) The third paragraph of Section 5.13 of the Agreement is hereby deleted in its entirety.

      (i) The first paragraph of Section 6.02 of the Agreement is hereby amended and restated in its entirety as follows:


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            "Reporting. Not later than the 5th Business Day of each month, the
            Servicer shall make available to the Master Servicer in mutually agreed upon format and contents a statement in the form of Exhbit 6.02(a) and Exhibit 6.02(b), certified by a Servicing Officer, setting forth (a) the amount of the distribution made on such Remittance Date which is allocable to principal and allocable to interest; (b) the amount of servicing compensation received by the Servicer during the prior calendar month; (c) the aggregate Stated Principal Balance and the aggregate unpaid principal balance of the Mortgage Loans as of the last day of the preceding month; and
            (d) the paid through date for each Mortgage Loan. Such statement shall also include information regarding delinquencies on Mortgage Loans, indicating the number and aggregate principal amount of Mortgage Loans which are either one (1), two (2) or three (3) or more months delinquent and the book value of any REO Property, or such other mortgage loan level data as agreed upon by the Servicer and the Master Servicer, and the monthly reports substantially in the form of Exhibits 6.02 (a) - (g) attached hereto (or in such other formats mutually agreed upon between the Servicer and the Master Servicer). Such monthly reports shall be available by the Servicer for the Purchaser on Servicer's secured web site. The Servicer shall provide training, secured access and password(s) to the Purchaser on the operation of the website."

      (j) Section 7.04 of the Agreement is hereby amended and restated in its entirety as follows:

            "Annual Statement as to Compliance. The Servicer shall deliver to the Purchaser and the Master Servicer, on or before March 1st each year beginning March 1, 2006, an Officer's Certificate stating that (a) a review of the activities of the Servicer during the preceding calendar year and of its performance under this Agreement has been made under such officer's supervision, and (b) to the best of such officer's knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof and the action being taken by the Servicer to cure such default."

      (k) Section 7.05 of the Agreement is hereby amended and restated in its entirety as follows:

            "Annual Independent Public Accountants' Servicing Report. On or before March 1st of each year beginning March 1, 2006, the Servicer at its expense shall cause a firm of independent public accountants which is a member of the American Institute of Certified Public Accountants to furnish a statement to the Purchaser and the Master Servicer to the effect that such firm has, with respect to the Servicer's overall servicing operations, examined such operations in accordance with the requirements of the Uniform Single Attestation Program for Mortgage Bankers, stating such firm's conclusions relating thereto."

      (l) Section 9.01 of the Agreement is hereby amended to insert the following as the penultimate paragraph of such Section:

                  "In addition, the Servicer shall indemnify and hold harmless the Master Servicer and each of its directors, officers, employees, agents, and affiliates from and against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments and other costs and expenses arising out of or based upon (a) any breach by the Servicer of any if its obligations under hereunder, including particularly its obligations to provide any Assessment of Compliance, Attestation Report, Compliance Statement or any information, data or materials provided by the Servicer hereunder, or (c) the negligence, bad faith or willful misconduct of the Servicer in connection with its


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            performance hereunder. If the indemnification provided for herein is unavailable or insufficient to hold harmless the Master Servicer, then the Servicer as a result of any claims, losses, damages or liabilities incurred by the Master Servicer in such proportion as is appropriate to reflect the relative fault of the Master Servicer on the one hand and the Servicer on the other."

      (m) The word "or" is deleted from the end of Section 10.01(8), the word "or" is added at the end of Section 10.01(9) and the following paragraph is hereby incorporated into the Agreement as new Section 10.01(10):

            "(10) failure by the Servicer to duly perform, within the required time period, its obligations under Sections 7.04 or 7.05 which failure continues unremedied for a period of fourteen (14) days;"

      (n) The following paragraph is hereby incorporated into the Agreement as new Section 12.14:

                  "Third Party Beneficiary. For purposes of this Agreement,
            including but not limited to Section 7.05, any Master Servicer shall be considered a third party beneficiary to this Agreement entitled to all the rights and benefits accruing to any Master Servicer herein as if it were a direct party to this Agreement."

      (o) Section 13.03(d) of the Agreement is hereby amended and restated in its entirety as follows:

            "(d) For the purpose of satisfying the reporting obligation under the Exchange Act with respect to any class of asset-backed securities, each Seller and the Servicer shall (or shall cause each Subservicer and Third-Party Originator to) (i) provide prompt notice to the Purchaser, any Master Servicer and any Depositor in writing of (A) any material litigation or governmental proceedings involving the Company, any Subservicer or any Third-Party Originator, (B) any affiliations or relationships that develop following the closing date of a Securitization Transaction between the Company, any Subservicer or any Third-Party Originator and any of the parties specified in clause (D) of paragraph (a) of this Section (and any other parties identified in writing by the requesting party) with respect to such Securitization Transaction,
            (C) any Event of Default under the terms of this Agreement or any Reconstitution Agreement, (D) any merger, consolidation or sale of substantially all of the assets of the Company, and (E) the Company's entry into an agreement with a Subservicer to perform or assist in the performance of any of the Company's obligations under this Agreement or any Reconstitution Agreement and (ii) provide to the Purchaser and any Depositor a description of such proceedings, affiliations or relationships."

      (p) Section 13.03(f) of the Agreement is hereby amended and restated in its entirety as follows:

            "(f) In addition to such information as the Company, as servicer, is obligated to provide pursuant to other provisions of this Agreement, not later than ten days prior to the deadline for the filing of any distribution report on Form 10-D in respect of any Securitization Transaction that includes any of the Mortgage Loans serviced by the Company or any Subservicer, the Company or such Subservicer, as applicable, shall, to


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            the extent the Company or such Subservicer has knowledge, provide to the party responsible for filing such report (including, if applicable, the Master Servicer) notice of the occurrence of any of the following events along with all information, data, and materials related thereto as may be required to be included in the related distribution report on Form 10-D (as specified in the provisions of Regulation AB referenced below):

                        (i) any material modifications, extensions or waivers
                  of pool asset terms, fees, penalties or payments during the distribution period or that have cumulatively become material over time (Item 1121(a)(11) of Regulation AB);

                        (ii) material breaches of pool asset representations
                  or warranties or transaction covenants (Item 1121(a)(12) of Regulation AB); and

                        (iii) information regarding new asset-backed
                  securities issuances backed by the same pool assets, any pool asset changes (such as, additions, substitutions or repurchases), and any material changes in origination, underwriting or other criteria for acquisition or selection of pool assets (Item 1121(a)(14) of Regulation AB).

            (g) The Company shall provide to the Purchaser, any Master Servicer and any Depositor, evidence of the authorization of the person signing any certification or statement, copies or other evidence of Fidelity Bond Insurance and Errors and Omission Insurance policy, financial information and reports, and such other information related to the Company or any Subservicer or the Company or such Subservicer's performance hereunder."

      (q) Section 13.05(1)(a)(iv) of the Agreement is hereby amended and restated in its entirety as follows:

            "(iv) deliver, and cause each subservicer and subcontractor described in clause (iii) above to deliver, to the Purchaser, any Depositor and any other Person that will be responsible for signing the certification (a "Sarbanes Certification") required by Rules 13a-14(d) and 15d-14(d) under the Exchange Act (pursuant to
            Section 302 of the Sarbanes-Oxley Act of 2002) on behalf of an asset-backed issuer with respect to a Securitization Transaction a certification, signed by an appropriate officer of the Servicer, in the form attached hereto as Exhibit 11."

      (r) Section 13.06(a) of the Agreement is hereby amended to revise the number of calendar days in the first sentence of such Section from "fifteen (15)" to "thirty (30)."

      (s) Section 13.06(a) of the Agreement is hereby amended to add Sections 13.03(f) and 13.03(g) as provisions that the Subservicers must comply with to same extent as if such Subservicer were the Servicer.

      (t) The last sentence of the last paragraph of Section 13.06 of the Agreement is amended to require the Servicer to cause any Subservicer or Subcontractor to provide any assessment of compliance and attestation but also any other certifications required to delivered under this
      Section 13.06.

      (u) Section 13.07(a)(ii) of the Agreement is hereby amended and restated in its entirety as follows:

            "(ii) any breach by the Seller or Servicer under, or any failure by any Seller, the Servicer, any Subservicer, any Subcontractor or any Third-Party Originator to deliver any


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            information, report, certification, accountants' letter or other material when and as required, under this Article XIII, including any failure by the Servicer to identify pursuant to Section 13.06(b) any Subcontractor "participating in the servicing function" within the meaning of Item 1122 of Regulation AB;"

      (v) The word "or" is struck at the end of Section 13.07(a)(ii) of the Agreement and the following is inserted to Section 13.07(a) of the
      Agreement:

            "(iv) negligence, bad faith or willful misconduct of the Servicer in connection with its performance under this Article XIII.

            If the indemnification provided for herein is unavailable or insufficient to hold harmless an Indemnified Party, then the Servicer agrees that it shall contribute to the amount paid or payable by such Indemnified Party as a result of any claims, losses, damages or liabilities incurred by such Indemnified Party in such proportion as is appropriate to reflect the relative fault of such Indemnified Party on the one hand and the Servicer on the other.

            This indemnification shall survive the termination of this Agreement or the termination of any party to this Agreement."

      (w) The following parenthetical is inserted directly before the proviso in the last sentence of the first paragraph of Section 13.07(b)(i) of the Agreement:

            "(and if the Servicer is servicing any of the Mortgage Loans in a Securitization Transaction, appoint a successor servicer reasonably acceptable to the Master Servicer for such Securitization Transaction)"

      (x) Exhibits 6.02(a) - (g) and Exhibit 8.01 of the Agreement are hereby deleted and replaced with Exhibit II to this Assignment.

      (y) Exhibit 11 to the Agreement is hereby deleted and replaced with Exhibit A-1 to this Assignment.

      (z) Exhibit 14 to the Agreement is hereby deleted and replaced with Exhibit B-1 to this Assignment.

      (aa) Written notice provided in compliance with Sections 13.03(d), (e) or (f) of the Agreement shall be substantially in the form of Exhibit C-1 to this Assignment.


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      6.    Continuing Effect

      Except as contemplated hereby, the Agreement shall remain in full force and effect in accordance with its terms.

      The Servicer hereby agrees that, for so long as the Trust is reporting under the Exchange Act, its obligations under Sections 7.04, 7.05 and 13 of the Agreement, as modified by this Assignment, shall survive the termination and removal of the Servicer as servicer of the Specified Mortgage Loans in the Trust and continue to apply for each calendar year or portion thereof during which the Servicer services the Specified Mortgage Loans.

      7.    Governing Law

      This Assignment and the rights and obligations hereunder shall be governed by and construed in accordance with the internal laws of the State of New York.

      8.    Notices

      Any notices or other communications permitted or required under the Agreement to be made to the Depositor, MSMCI, the Master Servicer, the Sellers, the Servicer and the Trustee shall be made in accordance with the terms of the Agreement and shall be sent to the Depositor and Trustee as follows:

      In the case of MSMCI:

            Morgan Stanley Mortgage Capital Inc.
            1221 Avenue of the Americas
            New York, New York 10020
            Attention: Morgan Stanley Mortgage Loan Trust 2007-1XS


      With a copy to:

            Morgan Stanley & Co. Incorporated
            1585 Broadway
            New York, New York 10036
            Attention: General Counsel's Office

      In the case of the Depositor:

            Morgan Stanley Capital I Inc.
            1585 Broadway
            New York, New York 10036
            Attention:  Morgan Stanley Mortgage Loan Trust 2007-1XS

      In the case of the Trustee:

            LaSalle Bank National Association
            135 South LaSalle Street, Suite 1511
            Chicago, Illinois 60603
            Attention: Global Securities and Trust Services MSM 2007-1XS

      In the case of PHH and the Servicer:

            PHH Mortgage Corporation
            3000 Leadenhall Road
            Mt. Laurel, NJ  08054
            Attention:  Vice President of Servicing

      In the case of Bishop's Gate:

            Bishop's Gate Residential Mortgage Trust
            c/o PHH Mortgage Corporation
            3000 Leadenhall Road
            Mt. Laurel, NJ 08054 Attention: Vice President of Servicing

or to such other address as may hereafter be furnished by the Depositor and the Trustee to the parties in accordance with the provisions of the Agreement.

      9.    Ratification

       Except as modified and expressly amended by this Assignment, the Agreement is in all respects ratified and confirmed, and all terms, provisions and conditions thereof shall be and remain in full force and effect.

      10.   Counterparts

      This Assignment may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

      11.   Definitions

      Any capitalized term used but not defined in this Assignment has the same meaning as in the Agreement.

                           [SIGNATURE PAGE FOLLOWS]

      IN WITNESS WHEREOF, the parties hereto have executed this Assignment the day and year first above written.

                                    MORGAN STANLEY MORTGAGE CAPITAL INC.


                                    By: /s/ Valerie Kay
                                        -----------------------------------
                                        Name:   Valerie Kay
                                        Title:  Vice President


                                    MORGAN STANLEY CAPITAL I INC.


                                    By: /s/ Valerie Kay
                                        -----------------------------------
                                        Name:   Valerie Kay
                                        Title:  Vice President


                                    PHH MORTGAGE CORPORATION


                                    By: /s/ Karen Collins
                                        -----------------------------------
                                        Name:   Karen Collins
                                        Title:  Asst. Vice President



                                    BISHOP'S GATE RESIDENTIAL MORTGAGE
                                    TRUST

                                    By: PHH Mortgage Corporation, as
                                    Administrator


                                    By: /s/ Karen Collins
                                        -----------------------------------
                                        Name:   Karen Collins
                                        Title:  Asst. Vice President

Acknowledged and Agreed:
WELLS FARGO BANK, NATIONAL
ASSOCIATION, as Master Servicer


By: /s/ Martin Reed
   -----------------------------------
   Name:   Martin Reed
   Title:  Vice President

LASALLE BANK, NATIONAL
ASSOCIATION, as Trustee of Morgan Stanley
Mortgage Loan Trust 2007-1XS


By: /s/ Susan L. Feld
   -----------------------------------
Name:   Susan L. Feld
Title:  Assistant Vice President

                                   EXHIBIT I

                            Mortgage Loan Schedule

               [see Schedule A to Pooling and Servicing Agreement]







                                   EXH. I-1


Exhibit IIA: Standard File Layout - Delinquency Reporting

----------------------------------------------------------------------------------------------------------------------------------
Column/Header Name                                 Description                             Decimal                 Format
                                                                                                                   Comment
----------------------------------------------------------------------------------------------------------------------------------
SERVICER_LOAN_NBR                 A unique number assigned to a loan by the
                                  Servicer.  This may be different than the
                                  LOAN_NBR
----------------------------------------------------------------------------------------------------------------------------------
LOAN_NBR                          A unique identifier assigned to each loan by
                                  the originator.
----------------------------------------------------------------------------------------------------------------------------------
CLIENT_NBR                        Servicer Client Number
----------------------------------------------------------------------------------------------------------------------------------
SERV_INVESTOR_NBR                 Contains a unique number as assigned by an
                                  external servicer to identify a group of
                                  loans in their system.
----------------------------------------------------------------------------------------------------------------------------------
BORROWER_FIRST_NAME               First Name of the Borrower.
----------------------------------------------------------------------------------------------------------------------------------
BORROWER_LAST_NAME                Last name of the borrower.
----------------------------------------------------------------------------------------------------------------------------------
PROP_ADDRESS                      Street Name and Number of Property
----------------------------------------------------------------------------------------------------------------------------------
PROP_STATE                        The state where the  property located.
----------------------------------------------------------------------------------------------------------------------------------
PROP_ZIP                          Zip code where the property is located.
----------------------------------------------------------------------------------------------------------------------------------
BORR_NEXT_PAY_DUE_DATE            The date that the borrower's next payment is                                     MM/DD/YYYY
                                  due to the servicer at the end of processing
                                  cycle, as reported by Servicer.
----------------------------------------------------------------------------------------------------------------------------------
LOAN_TYPE                         Loan Type (i.e. FHA, VA, Conv)
----------------------------------------------------------------------------------------------------------------------------------
BANKRUPTCY_FILED_DATE             The date a particular bankruptcy claim was                                       MM/DD/YYYY
                                  filed.
----------------------------------------------------------------------------------------------------------------------------------
BANKRUPTCY_CHAPTER_CODE           The chapter under which the bankruptcy was
                                  filed.
----------------------------------------------------------------------------------------------------------------------------------
BANKRUPTCY_CASE_NBR               The case number assigned by the court to the
                                  bankruptcy filing.
----------------------------------------------------------------------------------------------------------------------------------
POST_PETITION_DUE_DATE            The payment due date once the bankruptcy has                                     MM/DD/YYYY
                                  been approved by the courts
----------------------------------------------------------------------------------------------------------------------------------
BANKRUPTCY_DCHRG_DISM_DATE        The Date The Loan Is Removed From Bankruptcy.                                    MM/DD/YYYY
                                  Either by Dismissal, Discharged and/or a
                                  Motion For Relief Was Granted.
----------------------------------------------------------------------------------------------------------------------------------
LOSS_MIT_APPR_DATE                The Date The Loss Mitigation Was Approved By                                     MM/DD/YYYY
                                  The Servicer
----------------------------------------------------------------------------------------------------------------------------------
LOSS_MIT_TYPE                     The Type Of Loss Mitigation Approved For A
                                  Loan Such As;
----------------------------------------------------------------------------------------------------------------------------------
LOSS_MIT_EST_COMP_DATE            The Date The Loss Mitigation /Plan Is Scheduled                                  MM/DD/YYYY
----------------------------------------------------------------------------------------------------------------------------------


                                                              EXH. I-1


----------------------------------------------------------------------------------------------------------------------------------
                                  To End/Close
----------------------------------------------------------------------------------------------------------------------------------
LOSS_MIT_ACT_COMP_DATE            The Date The Loss Mitigation Is Actually                                         MM/DD/YYYY
                                  Completed
----------------------------------------------------------------------------------------------------------------------------------
FRCLSR_APPROVED_DATE              The date DA Admin sends a letter to the                                          MM/DD/YYYY
                                  servicer with instructions to begin foreclosure
                                  proceedings.
----------------------------------------------------------------------------------------------------------------------------------
ATTORNEY_REFERRAL_DATE            Date File Was Referred To Attorney to Pursue                                     MM/DD/YYYY
                                  Foreclosure
----------------------------------------------------------------------------------------------------------------------------------
FIRST_LEGAL_DATE                  Notice of 1st legal filed by an Attorney in a                                    MM/DD/YYYY
                                  Foreclosure Action
----------------------------------------------------------------------------------------------------------------------------------
FRCLSR_SALE_EXPECTED_DATE         The date by which a foreclosure sale is                                          MM/DD/YYYY
                                  expected to occur.
----------------------------------------------------------------------------------------------------------------------------------
FRCLSR_SALE_DATE                  The actual date of the foreclosure sale.                                         MM/DD/YYYY
----------------------------------------------------------------------------------------------------------------------------------
FRCLSR_SALE_AMT                   The amount a property sold for at the                       2                    No commas(,)
                                  foreclosure sale.                                                                or dollar
                                                                                                                   signs ($)
----------------------------------------------------------------------------------------------------------------------------------
EVICTION_START_DATE               The date the servicer initiates eviction of                                      MM/DD/YYYY
                                  the borrower.
----------------------------------------------------------------------------------------------------------------------------------
EVICTION_COMPLETED_DATE           The date the court revokes legal possession                                      MM/DD/YYYY
                                  of the property from the borrower.
----------------------------------------------------------------------------------------------------------------------------------
LIST_PRICE                        The price at which an REO property is                       2                    No commas(,)
                                  marketed.                                                                        or dollar
                                                                                                                   signs ($)
----------------------------------------------------------------------------------------------------------------------------------
LIST_DATE                         The date an REO property is listed at a                                          MM/DD/YYYY
                                  particular price.
----------------------------------------------------------------------------------------------------------------------------------
OFFER_AMT                         The dollar value of an offer for an REO                     2                    No commas(,)
                                  property.                                                                        or dollar
                                                                                                                   signs ($)
----------------------------------------------------------------------------------------------------------------------------------
OFFER_DATE_TIME                   The date an offer is received by DA Admin or                                     MM/DD/YYYY
                                  by the Servicer.
----------------------------------------------------------------------------------------------------------------------------------
REO_CLOSING_DATE                  The date the REO sale of the property is                                         MM/DD/YYYY
                                  scheduled to close.
----------------------------------------------------------------------------------------------------------------------------------
REO_ACTUAL_CLOSING_DATE           Actual Date Of REO Sale                                                          MM/DD/YYYY
----------------------------------------------------------------------------------------------------------------------------------
OCCUPANT_CODE                     Classification of how the property is
                                  occupied.
----------------------------------------------------------------------------------------------------------------------------------
PROP_CONDITION_CODE               A code that indicates the condition of the
                                  property.
----------------------------------------------------------------------------------------------------------------------------------
PROP_INSPECTION_DATE              The date a  property inspection is performed.                                    MM/DD/YYYY
----------------------------------------------------------------------------------------------------------------------------------
APPRAISAL_DATE                    The date the appraisal was done.                                                 MM/DD/YYYY
----------------------------------------------------------------------------------------------------------------------------------
CURR_PROP_VAL                      The current "as is" value of the property                  2
                                  based on
----------------------------------------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------------------------------------
                                  brokers price opinion or appraisal.
----------------------------------------------------------------------------------------------------------------------------------
REPAIRED_PROP_VAL                 The amount the property would be worth if                   2
                                  repairs are completed pursuant to a broker's
                                  price opinion or appraisal.
----------------------------------------------------------------------------------------------------------------------------------
If applicable:
--------------
----------------------------------------------------------------------------------------------------------------------------------
DELINQ_STATUS_CODE                FNMA Code Describing Status of Loan
----------------------------------------------------------------------------------------------------------------------------------
DELINQ_REASON_CODE                The circumstances which caused a borrower to
                                  stop paying on a loan. Code indicates the
                                  reason why the loan is in default for this
                                  cycle.
----------------------------------------------------------------------------------------------------------------------------------
MI_CLAIM_FILED_DATE               Date Mortgage Insurance Claim Was Filed With                                     MM/DD/YYYY
                                  Mortgage Insurance Company.
----------------------------------------------------------------------------------------------------------------------------------
MI_CLAIM_AMT                      Amount of Mortgage Insurance Claim Filed                                         No commas(,)
                                                                                                                   or dollar
                                                                                                                   signs ($)
----------------------------------------------------------------------------------------------------------------------------------
MI_CLAIM_PAID_DATE                Date Mortgage Insurance Company Disbursed                                        MM/DD/YYYY
                                  Claim Payment
----------------------------------------------------------------------------------------------------------------------------------
MI_CLAIM_AMT_PAID                 Amount Mortgage Insurance Company Paid On                   2                    No commas(,)
                                  Claim                                                                            or dollar
                                                                                                                   signs ($)
----------------------------------------------------------------------------------------------------------------------------------
POOL_CLAIM_FILED_DATE             Date Claim Was Filed With Pool Insurance                                         MM/DD/YYYY
                                  Company
----------------------------------------------------------------------------------------------------------------------------------
POOL_CLAIM_AMT                    Amount of Claim Filed With Pool Insurance                   2                    No commas(,)
                                  Company                                                                          or dollar
                                                                                                                   signs ($)
----------------------------------------------------------------------------------------------------------------------------------
POOL_CLAIM_PAID_DATE              Date Claim Was Settled and The Check Was                                         MM/DD/YYYY
                                  Issued By The Pool Insurer
----------------------------------------------------------------------------------------------------------------------------------
POOL_CLAIM_AMT_PAID               Amount Paid On Claim By Pool Insurance Company              2                    No commas(,)
                                                                                                                   or dollar
                                                                                                                   signs ($)
----------------------------------------------------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_FILED_DATE        Date FHA Part A Claim Was Filed With HUD                                        MM/DD/YYYY
----------------------------------------------------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_AMT               Amount of FHA Part A Claim Filed                           2                    No commas(,)
                                                                                                                   or dollar
                                                                                                                   signs ($)
----------------------------------------------------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_PAID_DATE         Date HUD Disbursed Part A Claim Payment                                         MM/DD/YYYY
----------------------------------------------------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_PAID_AMT          Amount HUD Paid on Part A Claim                            2                    No commas(,)
                                                                                                                   or dollar
                                                                                                                   signs ($)
----------------------------------------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_FILED_DATE         Date FHA Part B Claim Was Filed With HUD                                       MM/DD/YYYY
----------------------------------------------------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_AMT                Amount of FHA Part B Claim Filed                          2                    No commas(,)
                                                                                                                   or dollar
                                                                                                                   signs ($)
----------------------------------------------------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_PAID_DATE           Date HUD Disbursed Part B Claim Payment                                       MM/DD/YYYY
----------------------------------------------------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_PAID_AMT          Amount HUD Paid on Part B Claim                            2                    No commas(,)
                                                                                                                   or dollar
                                                                                                                   signs ($)
----------------------------------------------------------------------------------------------------------------------------------
VA_CLAIM_FILED_DATE                Date VA Claim Was Filed With the Veterans                                       MM/DD/YYYY
                                  Admin
----------------------------------------------------------------------------------------------------------------------------------
VA_CLAIM_PAID_DATE                 Date Veterans Admin. Disbursed VA Claim                                         MM/DD/YYYY
                                  Payment
----------------------------------------------------------------------------------------------------------------------------------
VA_CLAIM_PAID_AMT                  Amount Veterans Admin. Paid on VA Claim                    2                    No commas(,)
                                                                                                                   or dollar
                                                                                                                   signs ($)
----------------------------------------------------------------------------------------------------------------------------------


Exhibit IIB: Standard File Codes - Delinquency Reporting

The Loss Mit Type field should show the approved Loss Mitigation Code as follows:
       o  ASUM- Approved Assumption
       o  BAP-  Borrower Assistance Program
       o  CO-   Charge Off
       o  DIL-  Deed-in-Lieu
       o  FFA-  Formal Forbearance Agreement
       o  MOD-  Loan Modification
       o  PRE-  Pre-Sale
       o  SS-   Short Sale
       o  MISC- Anything else approved by the PMI or Pool Insurer

NOTE: Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards. If Loss Mitigation Types other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file.

The Occupant Code field should show the current status of the property code as follows:
       o  Mortgagor
       o  Tenant
       o  Unknown
       o  Vacant

The Property Condition field should show the last reported condition of the property as follows:
       o  Damaged
       o  Excellent
       o  Fair
       o  Gone
       o  Good
       o  Poor
       o  Special Hazard
       o  Unknown

The FNMA Delinquent Reason Code field should show the Reason for Delinquency as follows:

            ------------------------------------------------------------------
            Delinquency         Delinquency Description
            Code
            ------------------------------------------------------------------
            001                 FNMA-Death of principal mortgagor
            ------------------------------------------------------------------
            002                 FNMA-Illness of principal mortgagor
            ------------------------------------------------------------------
            003                 FNMA-Illness of mortgagor's family member
            ------------------------------------------------------------------
            004                 FNMA-Death of mortgagor's family member
            ------------------------------------------------------------------
            005                 FNMA-Marital difficulties
            ------------------------------------------------------------------
            006                 FNMA-Curtailment of income
            ------------------------------------------------------------------
            007                 FNMA-Excessive Obligation
            ------------------------------------------------------------------
            008                 FNMA-Abandonment of property
            ------------------------------------------------------------------


                                   EXH. I-1

            ------------------------------------------------------------------
            009                 FNMA-Distant employee transfer
            ------------------------------------------------------------------
            011                 FNMA-Property problem
            ------------------------------------------------------------------
            012                 FNMA-Inability to sell property
            ------------------------------------------------------------------
            013                 FNMA-Inability to rent property
            ------------------------------------------------------------------
            014                 FNMA-Military Service
            ------------------------------------------------------------------
            015                 FNMA-Other
            ------------------------------------------------------------------
            016                 FNMA-Unemployment
            ------------------------------------------------------------------
            017                 FNMA-Business failure
            ------------------------------------------------------------------
            019                 FNMA-Casualty loss
            ------------------------------------------------------------------
            022                 FNMA-Energy environment costs
            ------------------------------------------------------------------
            023                 FNMA-Servicing problems
            ------------------------------------------------------------------
            026                 FNMA-Payment adjustment
            ------------------------------------------------------------------
            027                 FNMA-Payment dispute
            ------------------------------------------------------------------
            029                 FNMA-Transfer of ownership pending
            ------------------------------------------------------------------
            030                 FNMA-Fraud
            ------------------------------------------------------------------
            031                 FNMA-Unable to contact borrower
            ------------------------------------------------------------------
            INC                 FNMA-Incarceration
            ------------------------------------------------------------------


The FNMA Delinquent Status Code field should show the Status of Default as follows:

            ------------------------------------------------------------------
              Status Code       Status Description
            ------------------------------------------------------------------
                    09          Forbearance
            ------------------------------------------------------------------
                    17          Pre-foreclosure Sale Closing Plan Accepted
            ------------------------------------------------------------------
                    24          Government Seizure
            ------------------------------------------------------------------
                    26          Refinance
            ------------------------------------------------------------------
                    27          Assumption
            ------------------------------------------------------------------
                    28          Modification
            ------------------------------------------------------------------
                    29          Charge-Off
            ------------------------------------------------------------------
                    30          Third Party Sale
            ------------------------------------------------------------------
                    31          Probate
            ------------------------------------------------------------------
                    32          Military Indulgence
            ------------------------------------------------------------------
                    43          Foreclosure Started
            ------------------------------------------------------------------
                    44          Deed-in-Lieu Started
            ------------------------------------------------------------------
                    49          Assignment Completed
            ------------------------------------------------------------------
                    61          Second Lien Considerations
            ------------------------------------------------------------------
                    62          Veteran's Affairs-No Bid
            ------------------------------------------------------------------
                    63          Veteran's Affairs-Refund
            ------------------------------------------------------------------
                    64          Veteran's Affairs-Buydown
            ------------------------------------------------------------------
                    65          Chapter 7 Bankruptcy
            ------------------------------------------------------------------
                    66          Chapter 11 Bankruptcy
            ------------------------------------------------------------------
                    67          Chapter 13 Bankruptcy
            ------------------------------------------------------------------


Exhibit IIC: Standard File Layout - Master Servicing


----------------------------------------------------------------------------------------------------------------------------------
Column Name                Description                                   Decimal    Format Comment                          Max
                                                                                                                            Size
----------------------------------------------------------------------------------------------------------------------------------
SER_INVESTOR_NBR           A value assigned by the Servicer to                      Text up to 10 digits                       20
                           define a group of loans.
----------------------------------------------------------------------------------------------------------------------------------
LOAN_NBR                   A unique identifier assigned to each loan                Text up to 10 digits                       10
                           by the investor.
----------------------------------------------------------------------------------------------------------------------------------
SERVICER_LOAN_NBR          A unique number assigned to a loan by the                Text up to 10 digits                       10
                           Servicer. This may be different than the
                           LOAN_NBR.
----------------------------------------------------------------------------------------------------------------------------------
BORROWER_NAME              The borrower name as received in the                     Maximum length of 30 (Last, First)         30
                           file.  It is not separated by first and
                           last name.
----------------------------------------------------------------------------------------------------------------------------------
SCHED_PAY_AMT              Scheduled monthly principal and scheduled           2    No commas(,) or dollar signs ($)           11
                           interest payment that a borrower is
                           expected to pay, P&I constant.
----------------------------------------------------------------------------------------------------------------------------------
NOTE_INT_RATE              The loan interest rate as reported by the           4    Max length of 6                             6
                           Servicer.
----------------------------------------------------------------------------------------------------------------------------------
NET_INT_RATE               The loan gross interest rate less the               4    Max length of 6                             6
                           service fee rate as reported by the
                           Servicer.
----------------------------------------------------------------------------------------------------------------------------------
SERV_FEE_RATE              The servicer's fee rate for a loan as               4    Max length of 6                             6
                           reported by the Servicer.
----------------------------------------------------------------------------------------------------------------------------------
SERV_FEE_AMT               The servicer's fee amount for a loan as             2    No commas(,) or dollar signs ($)           11
                           reported by the Servicer.
----------------------------------------------------------------------------------------------------------------------------------
NEW_PAY_AMT                The new loan payment amount as reported             2    No commas(,) or dollar signs ($)           11
                           by the Servicer.
----------------------------------------------------------------------------------------------------------------------------------
NEW_LOAN_RATE              The new loan rate as reported by the                4    Max length of 6                             6
                           Servicer.
----------------------------------------------------------------------------------------------------------------------------------
ARM_INDEX_RATE             The index the Servicer is using to                  4    Max length of 6                             6
                           calculate a forecasted rate.
----------------------------------------------------------------------------------------------------------------------------------
ACTL_BEG_PRIN_BAL          The borrower's actual principal balance             2    No commas(,) or dollar signs ($)           11
                           at the beginning of the processing cycle.
----------------------------------------------------------------------------------------------------------------------------------


                                                              EXH. I-1


ACTL_END_PRIN_BAL          The borrower's actual principal balance             2    No commas(,) or dollar signs ($)           11
                           at the end of the processing cycle.
----------------------------------------------------------------------------------------------------------------------------------
BORR_NEXT_PAY_DUE_DATE     The date at the end of processing cycle                  MM/DD/YYYY                                 10
                           that the borrower's next payment is due
                           to the Servicer, as reported by Servicer.
----------------------------------------------------------------------------------------------------------------------------------
SERV_CURT_AMT_1            The first curtailment amount to be                  2    No commas(,) or dollar signs ($)           11
                           applied.
----------------------------------------------------------------------------------------------------------------------------------
SERV_CURT_DATE_1           The curtailment date associated with the                 MM/DD/YYYY                                 10
                           first curtailment amount.
----------------------------------------------------------------------------------------------------------------------------------
CURT_ADJ_ AMT_1            The curtailment interest on the first               2    No commas(,) or dollar signs ($)           11
                           curtailment amount, if applicable.
----------------------------------------------------------------------------------------------------------------------------------
SERV_CURT_AMT_2            The second curtailment amount to be                 2    No commas(,) or dollar signs ($)           11
                           applied.
----------------------------------------------------------------------------------------------------------------------------------
SERV_CURT_DATE_2           The curtailment date associated with the                 MM/DD/YYYY                                 10
                           second curtailment amount.
----------------------------------------------------------------------------------------------------------------------------------
CURT_ADJ_ AMT_2            The curtailment interest on the second              2    No commas(,) or dollar signs ($)           11
                           curtailment amount, if applicable.
----------------------------------------------------------------------------------------------------------------------------------
SERV_CURT_AMT_3            The third curtailment amount to be                  2    No commas(,) or dollar signs ($)           11
                           applied.
----------------------------------------------------------------------------------------------------------------------------------
SERV_CURT_DATE_3           The curtailment date associated with the                 MM/DD/YYYY                                 10
                           third curtailment amount.
----------------------------------------------------------------------------------------------------------------------------------
CURT_ADJ_AMT_3             The curtailment interest on the third               2    No commas(,) or dollar signs ($)           11
                           curtailment amount, if applicable.
----------------------------------------------------------------------------------------------------------------------------------
PIF_AMT                    The loan "paid in full" amount as                   2    No commas(,) or dollar signs ($)           11
                           reported by the Servicer.
----------------------------------------------------------------------------------------------------------------------------------
PIF_DATE                   The paid in full date as reported by the                 MM/DD/YYYY                                 10
                           Servicer.
----------------------------------------------------------------------------------------------------------------------------------
                                                                                    Action Code Key: 15=Bankruptcy,             2
ACTION_CODE                The standard FNMA numeric code used to                   30=Foreclosure, , 60=PIF,
                           indicate the default/delinquent status of                63=Substitution,
                           a particular loan.                                       65=Repurchase,70=REO
----------------------------------------------------------------------------------------------------------------------------------
INT_ADJ_AMT                The amount of the interest adjustment as            2    No commas(,) or dollar signs ($)           11
                           reported by the Servicer.
----------------------------------------------------------------------------------------------------------------------------------
SOLDIER_SAILOR_ADJ_AMT     The Soldier and Sailor Adjustment                   2    No commas(,) or dollar signs ($)           11
----------------------------------------------------------------------------------------------------------------------------------




                           amount, if applicable.
----------------------------------------------------------------------------------------------------------------------------------
NON_ADV_LOAN_AMT           The Non Recoverable Loan Amount, if                 2    No commas(,) or dollar signs ($)           11
                           applicable.
----------------------------------------------------------------------------------------------------------------------------------
LOAN_LOSS_AMT              The amount the Servicer is passing as a             2    No commas(,) or dollar signs ($)           11
                           loss, if applicable.
----------------------------------------------------------------------------------------------------------------------------------
SCHED_BEG_PRIN_BAL         The scheduled outstanding principal                 2    No commas(,) or dollar signs ($)           11
                           amount due at the beginning of the cycle
                           date to be passed through to investors.
----------------------------------------------------------------------------------------------------------------------------------
SCHED_END_PRIN_BAL         The scheduled principal balance due to              2    No commas(,) or dollar signs ($)           11
                           investors at the end of a processing
                           cycle.
----------------------------------------------------------------------------------------------------------------------------------
SCHED_PRIN_AMT             The scheduled principal amount as                   2    No commas(,) or dollar signs ($)           11
                           reported by the Servicer for the current
                           cycle -- only applicable for
                           Scheduled/Scheduled Loans.
----------------------------------------------------------------------------------------------------------------------------------
SCHED_NET_INT              The scheduled gross interest amount less            2    No commas(,) or dollar signs ($)           11
                           the service fee amount for the current
                           cycle as reported by the Servicer -- only
                           applicable for Scheduled/Scheduled Loans.
----------------------------------------------------------------------------------------------------------------------------------
ACTL_PRIN_AMT              The actual principal amount collected by            2    No commas(,) or dollar signs ($)           11
                           the Servicer for the current reporting
                           cycle -- only applicable for
                           Actual/Actual Loans.
----------------------------------------------------------------------------------------------------------------------------------
ACTL_NET_INT               The actual gross interest amount less the           2    No commas(,) or dollar signs ($)           11
                           service fee amount for the current
                           reporting cycle as reported by the
                           Servicer -- only applicable for
                           Actual/Actual Loans.
----------------------------------------------------------------------------------------------------------------------------------
PREPAY_PENALTY_ AMT        The penalty amount received when a                  2    No commas(,) or dollar signs ($)           11
                           borrower prepays on his loan as reported
                           by the Servicer.
----------------------------------------------------------------------------------------------------------------------------------
PREPAY_PENALTY_ WAIVED     The prepayment penalty amount for the               2    No commas(,) or dollar signs ($)           11
                           loan waived by the servicer.
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
MOD_DATE                   The Effective Payment Date of the                        MM/DD/YYYY                                 10
                           Modification for the loan.
----------------------------------------------------------------------------------------------------------------------------------
MOD_TYPE                   The Modification Type.                                   Varchar - value can be alpha or            30
----------------------------------------------------------------------------------------------------------------------------------




                                                                                    numeric
----------------------------------------------------------------------------------------------------------------------------------
DELINQ_P&I_ADVANCE_AMT     The current outstanding principal and               2    No commas(,) or dollar signs ($)           11
                           interest advances made by Servicer.
----------------------------------------------------------------------------------------------------------------------------------


Exhibit IID : Calculation of Realized Loss/Gain Form 332- Instruction Sheet
      NOTE: Do not net or combine items. Show all expenses individually and all credits as separate line items. Claim packages are due on the remittance report date. Late submissions may result in claims not being passed until the following month. The Servicer is responsible to remit all funds pending loss approval and /or resolution of any disputed items.
      (bb)

      (cc) The numbers on the 332 form correspond with the numbers listed below.

      Liquidation and Acquisition Expenses:
      -------------------------------------
      1. The Actual Unpaid Principal Balance of the Mortgage Loan. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

      2. The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.
      3. Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.
      4-12. Complete as applicable. Required documentation:
            * For taxes and insurance advances - see page 2 of 332 form - breakdown required showing period of coverage, base tax, interest, penalty. Advances prior to default require evidence of servicer efforts to recover advances.
            * For escrow advances - complete payment history (to calculate advances from last positive escrow balance forward)
            * Other expenses - copies of corporate advance history showing all payments
            * REO repairs > $1500 require explanation
            * REO repairs >$3000 require evidence of at least 2 bids.
            * Short Sale or Charge Off require P&L supporting the decision and WFB's approved Officer Certificate
            * Unusual or extraordinary items may require further
            documentation.
      13.   The total of lines 1 through 12.
      (dd)  Credits:
            --------

      14-21. Complete as applicable. Required documentation:
            * Copy of the HUD 1 from the REO sale. If a 3rd Party Sale, bid instructions and Escrow Agent / Attorney
               Letter of Proceeds Breakdown.
            *  Copy of EOB for any MI or gov't guarantee
            * All other credits need to be clearly defined on the 332 form
      22.   The total of lines 14 through 21.

      Please Note: For HUD/VA loans, use line (18a) for Part A/Initial proceeds and line (18b) for Part B/Supplemental proceeds.


                                  EXH. III 1

      Total Realized Loss (or Amount of Any Gain)
      -------------------------------------------
      23. The total derived from subtracting line 22 from 13. If the amount represents a realized gain, show the amount in parenthesis ( ).

Exhibit IIE: Calculation of Realized Loss/Gain Form 332

      Prepared by:  __________________                Date:  _______________
      Phone:  ______________________   Email Address:_____________________


----------------------  ------------------------  -----------------------------
Servicer Loan No.       Servicer Name             Servicer Address


----------------------  ------------------------  -----------------------------

      WELLS FARGO BANK, N.A. Loan No._____________________________

      Borrower's Name:_________________________________________________________
      Property Address:________________________________________________________


      Liquidation Type:  REO Sale          3rd Party Sale         Short Sale      Charge Off

      Was this loan granted a Bankruptcy deficiency or cramdown         Yes          No
      If "Yes", provide deficiency or cramdown amount______________________________________

      Liquidation and Acquisition Expenses:
      (1)   Actual Unpaid Principal Balance of Mortgage Loan         $_________________    (1)
      (2)   Interest accrued at Net Rate                             ____________________  (2)
      (3)   Accrued Servicing Fees                                   ____________________  (3)
      (4)   Attorney's Fees                                          ____________________  (4)
      (5)   Taxes (see page 2)                                       ____________________  (5)
      (6)   Property Maintenance                                          _____________________
            (6)
      (7)   MI/Hazard Insurance Premiums (see page 2)                ____________________  (7)
      (8)   Utility Expenses                                         ____________________  (8)
      (9)   Appraisal/BPO                                            ____________________  (9)
      (10)      Property Inspections                                      _____________________
            (10)
      (11)      FC Costs/Other Legal Expenses                        ____________________  (11)
      (12)      Other (itemize)                                      ____________________  (12)
                Cash for Keys__________________________              ____________________  (12)
                HOA/Condo Fees_________________________              ____________________  (12)
                ________________________________________             ____________________  (12)

                Total Expenses                                       $ __________________  (13)
      Credits:
      (14)      Escrow Balance                                       $ __________________  (14)
      (15)      HIP Refund                                                _____________________
            (15)




      (16)      Rental Receipts                                      ____________________  (16)
      (17)      Hazard Loss Proceeds                                      _____________________
            (17)
      (18)      Primary Mortgage Insurance / Gov't Insurance              _____________________
            (18a) HUD Part A
                                                                     ____________________  (18b)
      HUD Part B
      (19)      Pool Insurance Proceeds                                   _____________________
            (19)
      (20)      Proceeds from Sale of Acquired Property                   _____________________
            (20)
      (21)      Other (itemize)                                      ____________________  (21)
         _______________________________________________             ____________________  (21)

         Total Credits                                               $___________________  (22)
      Total Realized Loss (or Amount of Gain)                        $___________________  (23)



Escrow Disbursement Detail


-----------------------------------------------------------------------------------------------------------------
      Type          Date Paid        Period of      Total Paid         Base          Penalties       Interest
  (Tax /Ins.)                        Coverage                         Amount
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------


                                  EXHIBIT A-1
                         FORM OF ANNUAL CERTIFICATION

      Re:   The [        ] agreement dated as of [    ], 200[ ] (the
            "Agreement"), among [IDENTIFY PARTIES]

I, ________________________________, the _____________________ of PHH Mortgage
Corporation, certify to [the Purchaser], [the Depositor], and the [Master Servicer] [Securities Administrator] [Trustee], and their officers, with the knowledge and intent that they will rely upon this certification, that:

  (1) I have reviewed the servicer compliance statement of the Company provided in accordance with Item 1123 of Regulation AB (the "Compliance Statement"), the report on assessment of the Company's compliance with the servicing criteria set forth in Item 1122(d) of Regulation AB and identified as the responsibility of the Company on Exhibit 14 to the Third Amended and Restated Mortgage Loan Flow Purchase Agreement dated January 1, 2006 (the "Servicing Criteria"), provided in accordance with Rules 13a-18 and 15d-18 under Securities Exchange Act of 1934, as amended (the "Exchange Act") and
Item 1122 of Regulation AB (the "Servicing Assessment"), the registered public accounting firm's attestation report provided in accordance with Rules 13a-18 and 15d-18 under the Exchange Act and Section 1122(b) of Regulation AB (the "Attestation Report"), and all servicing reports, officer's certificates and other information relating to the servicing of the Mortgage Loans by the Company during 200[ ] that were delivered by the Company to the [Depositor] [Master Servicer] [Securities Administrator] [Trustee] pursuant to the Agreement (collectively, the "Company Servicing Information");

  (2) Based on my knowledge, the Company Servicing Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in the light of the circumstances under which such statements were made, not misleading with respect to the period of time covered by the Company Servicing Information;

  (3) Based on my knowledge, all of the Company Servicing Information required to be provided by the Company under the Agreement has been provided to the [Depositor] [Master Servicer] [Securities Administrator] [Trustee];

  (4) I am responsible for reviewing the activities performed by the Company as servicer under the Agreement, and based on my knowledge and the compliance review conducted in preparing the Compliance Statement and except as disclosed in the Compliance Statement, the Servicing Assessment or the Attestation Report, the Company has fulfilled its obligations under the Agreement in all material respects; and

  (5) The Compliance Statement required to be delivered by the Company pursuant to the Agreement, and the Servicing Assessment and Attestation Report required to be provided by the Company and by any Subservicer and Subcontractor pursuant to the Agreement, have been provided to the [Depositor] [Master Servicer]. Any material instances of noncompliance described in such reports have been disclosed to the [Depositor] [Master Servicer]. Any material instance of noncompliance with the Servicing Criteria has been disclosed in such reports.



                                  EXH. A-1-1

                                     Date: ___________________________________


                                     By:  ____________________________________
                                          Name:
                                          Title:











                                  EXH. B-1-2


                                                            EXHIBIT B-1

                                   SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

The assessment of compliance to be delivered by [the Company] [Name of Subservicer] shall address, at a minimum, the criteria identified as below as "Applicable Servicing Criteria";


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 Applicable
                                                                                                                  Servicing
                                  Servicing Criteria                                                              Criteria
----------------------------------------------------------------------------------------------------------------------------------
       Reference                                         Criteria
----------------------------------------------------------------------------------------------------------------------------------
                                             General Servicing Considerations
----------------------------------------------------------------------------------------------------------------------------------
                                    Policies and procedures are instituted to monitor
                                    any performance or other triggers and events of                                   X
1122(d)(1)(i)                       default in accordance with the transaction agreements.
----------------------------------------------------------------------------------------------------------------------------------
                                    If any material servicing activities are
                                    outsourced to third parties, policies and                                         X
                                    procedures are instituted to monitor the third
                                    party's performance and compliance with
1122(d)(1)(ii)                      such servicing activities.
----------------------------------------------------------------------------------------------------------------------------------
                                    Any requirements in the transaction agreements to
                                    maintain a back-up servicer for the mortgage loans
1122(d)(1)(iii)                     are maintained.
----------------------------------------------------------------------------------------------------------------------------------
                                    A fidelity bond and errors and omissions policy is
                                    in effect on the party participating in the
                                    servicing function throughout the reporting period                                X
                                    in the amount of coverage required by and
                                    otherwise in accordance with the terms of the
1122(d)(1)(iv)                      transaction agreements.
----------------------------------------------------------------------------------------------------------------------------------
                                            Cash Collection and Administration
----------------------------------------------------------------------------------------------------------------------------------
                                    Payments on mortgage loans are deposited into the
                                    appropriate custodial bank accounts and related
                                    bank clearing accounts no more than two business                                  X
                                    days following receipt, or such other number of
1122(d)(2)(i)                       days specified in the transaction agreements.
----------------------------------------------------------------------------------------------------------------------------------
                                    Disbursements made via wire transfer on behalf of
                                    an obligor or to an investor are made only by                                     X
1122(d)(2)(ii)                      authorized personnel.
----------------------------------------------------------------------------------------------------------------------------------
                                    Advances of funds or guarantees regarding
                                    collections, cash flows or distributions, and any
                                    interest or other fees charged for such advances,                                 X
                                    are made, reviewed and approved as
1122(d)(2)(iii)                     specified in the transaction agreements.
----------------------------------------------------------------------------------------------------------------------------------


                                                             EXH. B-1-1


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 Applicable
                                                                                                                  Servicing
                                  Servicing Criteria                                                              Criteria
----------------------------------------------------------------------------------------------------------------------------------
       Reference                                         Criteria
----------------------------------------------------------------------------------------------------------------------------------
                                    The related accounts for the transaction, such as
                                    cash reserve accounts or accounts established as a
                                    form of overcollateralization, are separately                                     X
                                    maintained (e.g., with respect to commingling of
1122(d)(2)(iv)                      cash) as set forth in the transaction agreements.
----------------------------------------------------------------------------------------------------------------------------------
                                    Each custodial account is maintained at a
                                    federally insured depository institution as set
                                    forth in the transaction agreements.  For purposes
                                    of this criterion, "federally insured depository                                  X
                                    institution" with respect to a foreign financial
                                    institution means a foreign financial institution
                                    that meets the requirements of Rule 13k-1
1122(d)(2)(v)                       (b)(1) of the Securities Exchange Act.
----------------------------------------------------------------------------------------------------------------------------------
                                    Unissued checks are safeguarded so as to prevent                                  X
1122(d)(2)(vi)                      unauthorized access.
----------------------------------------------------------------------------------------------------------------------------------
                                    Reconciliations are prepared on a monthly
                                    basis for all asset-backed securities
                                    related bank accounts, including custodial
                                    accounts and related bank clearing
                                    accounts. These reconciliations are (A)
                                    mathematically accurate; (B) prepared
                                    within 30 calendar days after the bank
                                    statement cutoff date, or such other number
                                    of days specified in the transaction                                              X
                                    agreements; (C) reviewed and approved by
                                    someone other than the person who prepared
                                    the reconciliation; and (D) contain
                                    explanations for reconciling items. These
                                    reconciling items are resolved within 90
                                    calendar days of their original identification,
                                    or such other number of days specified in the
1122(d)(2)(vii)                     transaction agreements.
----------------------------------------------------------------------------------------------------------------------------------
                                                 Investor Remittances and Reporting
                                 -----------------------------------------------------------------



                                                             EXH. B-1-2


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  Applicable
                                                                                                                  Servicing
                                  Servicing Criteria                                                               Criteria
-----------------------------------------------------------------------------------------------------------------------------------
       Reference                                         Criteria
-----------------------------------------------------------------------------------------------------------------------------------
                                    Reports to investors, including those to be
                                    filed with the Commission, are maintained in
                                    accordance with the transaction agreements and
                                    applicable Commission requirements.
                                    Specifically, such reports (A) are prepared in
                                    accordance with timeframes and other terms                                        X
                                    set forth in the transaction agreements; (B)
                                    provide information calculated in accordance
                                    with the terms specified in the transaction
                                    agreements; (C) are filed with the Commission
                                    as required by its rules and regulations; and
                                    (D) agree with investors' or the trustee's
                                    records as to the total unpaid principal
                                    balance and number of mortgage loans serviced
1122(d)(3)(i)                       by the Servicer.
-----------------------------------------------------------------------------------------------------------------------------------
                                    Amounts due to investors are allocated and
                                    remitted in accordance with timeframes,                                           X
                                    distribution priority and other terms set
1122(d)(3)(ii)                      forth in the transaction agreements.
-----------------------------------------------------------------------------------------------------------------------------------
                                    Disbursements made to an investor are posted
                                    within two business days to the Servicer's                                        X
                                    investor records, or such other number of
                                    days specified in the transaction
1122(d)(3)(iii)                     agreements.
-----------------------------------------------------------------------------------------------------------------------------------
                                    Amounts remitted to investors per the investor
                                    reports agree with cancelled checks, or other form                                X
1122(d)(3)(iv)                      of payment, or custodial bank statements.
-----------------------------------------------------------------------------------------------------------------------------------
                                                 Pool Asset Administration
-----------------------------------------------------------------------------------------------------------------------------------
                                    Collateral or security on mortgage loans is
                                    maintained as required by the transaction                                         X
1122(d)(4)(i)                       agreements or related mortgage loan documents.
-----------------------------------------------------------------------------------------------------------------------------------
                                    Mortgage loan and related documents are                                           X
                                    safeguarded as required by the transaction
1122(d)(4)(ii)                      agreements
-----------------------------------------------------------------------------------------------------------------------------------
                                    Any additions, removals or substitutions to the
                                    asset pool are made, reviewed and approved in
                                    accordance with any conditions or requirements
1122(d)(4)(iii)                     in the transaction agreements.
-----------------------------------------------------------------------------------------------------------------------------------


                                                             EXH. B-1-3


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  Applicable
                                                                                                                  Servicing
                                  Servicing Criteria                                                               Criteria
-----------------------------------------------------------------------------------------------------------------------------------
       Reference                                         Criteria
-----------------------------------------------------------------------------------------------------------------------------------
                                    Payments on mortgage loans, including any
                                    payoffs, made in accordance with the
                                    related mortgage loan documents are posted
                                    to the Servicer's obligor records
                                    maintained no more than two business days
                                    after receipt, or such other number of                                            X
                                    days specified in the transaction
                                    agreements, and allocated to principal,
                                    interest or other items (e.g., escrow) in
                                    accordance with the related mortgage loan
1122(d)(4)(iv)                      documents.
-----------------------------------------------------------------------------------------------------------------------------------
                                    The Servicer's records regarding the mortgage
                                    loans agree with the Servicer's records with                                      X
1122(d)(4)(v)                       respect to an obligor's unpaid principal balance.
-----------------------------------------------------------------------------------------------------------------------------------
                                    Changes with respect to the terms or status of an
                                    obligor's mortgage loans (e.g., loan modifications
                                    or re-agings) are made, reviewed and approved by                                  X
                                    authorized personnel in accordance with the
                                    transaction agreements and related pool asset
1122(d)(4)(vi)                      documents.
-----------------------------------------------------------------------------------------------------------------------------------
                                    Loss mitigation or recovery actions (e.g.,
                                    forbearance plans, modifications and deeds in lieu
                                    of foreclosure, foreclosures and repossessions, as                                X
                                    applicable) are initiated, conducted and
                                    concluded in accordance with the
                                    timeframes or other requirements
1122(d)(4)(vii)                     established by the transaction agreements.
-----------------------------------------------------------------------------------------------------------------------------------
                                    Records documenting collection efforts are
                                    maintained during the period a mortgage loan
                                    is delinquent in accordance with the
                                    transaction agreements. Such records are
                                    maintained on at least a monthly basis, or
                                    such other period specified in the                                                X
                                    transaction agreements, and describe the
                                    entity's activities in monitoring delinquent
                                    mortgage loans including, for example, phone
                                    calls, letters and payment rescheduling plans
                                    in cases where delinquency is deemed temporary
1122(d)(4)(viii)                    (e.g., illness or unemployment).
-----------------------------------------------------------------------------------------------------------------------------------
                                    Adjustments to interest rates or rates of return
                                    for mortgage loans with variable rates are                                        X
                                    computed based on the related mortgage loan
1122( d)( 4 )(ix)                   documents.
----------------------------------------------------------------------------------------


                                                             EXH. B-1-4


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  Applicable
                                                                                                                  Servicing
                                  Servicing Criteria                                                               Criteria
-----------------------------------------------------------------------------------------------------------------------------------
       Reference                                         Criteria
-----------------------------------------------------------------------------------------------------------------------------------
                                    Regarding any funds held in trust for an
                                    obligor (such as escrow accounts): (A) such
                                    funds are analyzed, in accordance with the
                                    obligor's mortgage loan documents, on at least
                                    an annual basis, or such other period
                                    specified in the transaction agreements; (B)
                                    interest on such funds is paid, or credited,                                      X
                                    to obligors in accordance with applicable
                                    mortgage loan documents and state laws; and
                                    (C) such funds are returned to the obligor
                                    within 30 calendar days of full repayment of
                                    the related mortgage loans, or such other
                                    number of days specified in the transaction
1122( d)( 4 )(x)                    agreements.
-----------------------------------------------------------------------------------------------------------------------------------
                                    Payments made on behalf of an obligor (such as
                                    tax or insurance payments) are made on or
                                    before the related penalty or expiration
                                    dates, as indicated on the appropriate bills
                                    or notices for such payments, provided that                                       X
                                    such support has been received by the servicer
                                    at least 30 calendar days prior to these
                                    dates, or such other number of days specified
1122( d)( 4 )(xi)                   in the transaction agreements.
-----------------------------------------------------------------------------------------------------------------------------------
                                    Any late payment penalties in connection with any
                                    payment to be made on behalf of an obligor are
                                    paid from the servicer's funds and not charged to                                 X
                                    the obligor, unless the late payment was due to
1122(d)(4)(xii)                     the obligor's error or omission.
-----------------------------------------------------------------------------------------------------------------------------------
                                    Disbursements made on behalf of an obligor are
                                    posted within two business days to the
                                    obligor's records maintained by the                                               X
                                    servicer, or such other number of days
1122(d)(4)(xiii)                    specified in the transaction agreements.
-----------------------------------------------------------------------------------------------------------------------------------
                                    Delinquencies, charge-offs and uncollectible
                                    accounts are recognized and recorded in accordance                                X
1122(d)(4)(xiv)                     with the transaction agreements.
-----------------------------------------------------------------------------------------------------------------------------------
                                    Any external enhancement or other support,
                                    identified in Item 1114(a)(1) through (3) or
                                    Item 1115 of Regulation AB, is maintained as
1122(d)(4)(xv)                      set forth in the transaction agreements.
-----------------------------------------------------------------------------------------------------------------------------------





                                                             EXH. B-1-5

                                    [PHH MORTGAGE CORPORATION]
                                    [NAME OF SUBSERVICER]


                                    Date: ____________________________________



                                    By:   ____________________________________
                                          Name:
                                          Title:



                                  EXH. B-1-6

                                  EXHIBIT C-1


Additional Disclosure Notification

Wells Fargo Bank, N.A. as [Securities Administrator and Master Servicer] 9062 Old Annapolis Road
Columbia, Maryland 21045
Fax: (410) 715-2380
E-mail:  cts.sec.notifications@wellsfargo.com
Attn:  Corporate Trust Services - MSM 2007-1XS - SEC REPORT PROCESSING

RE:  **Additional Form [  ] Disclosure**Required

Ladies and Gentlemen:

       In accordance with Section [13.03(d)][13.03(e)][13.03(f)] of the Third Amended and Restated Mortgage Loan Flow Purchase, Sale & Servicing Agreement, dated as of [date], as amended by the Assignment, Assumption and Recognition Agreement dated as of January 1, 2007 among Morgan Stanley Capital I Inc., as Depositor, PHH Mortgage Corporation, Wells Fargo Bank, National Association, as Master Servicer, and LaSalle Bank National Association as Trustee. The Undersigned hereby notifies you that certain events have come to our attention that [will][may] need to be disclosed on Form [ ].

Description of Additional Form [ ] Disclosure:



List of Any Attachments hereto to be included in the Additional Form [ ]
Disclosure:

       Any inquiries related to this notification should be directed to [ ], phone number: [ ]; email address: [ ].

                                    [NAME OF PARTY]

                                    as [role]


                                    By: __________________

                                        Name:

                                        Title:





                                  EXH. B-1-7